UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 20, 2021

Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100

Rosemont, IL 60018

(Address of principal executive offices) (Zip code)

(847) 720-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2021, US Foods Holding Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s common stockholders and the holders of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) voted together as a single class on all matters except that the holders of the Series A Preferred Stock voted as a separate class on the election of Nathaniel H. Taylor, the director nominee designated by the holders of the Series A Preferred Stock, as described in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”).

The matters voted upon by the Company’s stockholders at the Annual Meeting and the voting results are set forth below. For those matters voted upon by the holders of the Series A Preferred Stock, the voting results reflect the 24,714,695 shares of the Company’s common stock into which the shares of Series A Preferred Stock outstanding as of the record date for the Annual Meeting were convertible.

Proposal 1: Election of Directors

At the Annual Meeting, the Company’s common stockholders and the holders of the Series A Preferred Stock, voting together as a single class (collectively, the “Stockholders”), elected six director nominees to hold office for one-year terms expiring at the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non- Votes
Cheryl A. Bachelder	211,345,562	2,338,396	53,907	9,898,554
Court D. Carruthers	211,710,871	1,970,126	56,868	9,898,554
John A. Lederer	211,994,521	1,684,127	59,217	9,898,554
Carl Andrew Pforzheimer	210,492,488	3,190,759	54,618	9,898,554
David M. Tehle	212,074,795	1,607,343	55,727	9,898,554
Ann E. Ziegler	207,181,989	6,503,688	52,188	9,898,554

The holders of the Series A Preferred Stock, voting as a separate class, elected one director nominee to hold office for a one-year term expiring at the Company’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non- Votes
Nathaniel H. Taylor	24,714,695	—	—	—

Proposal 2: Advisory Vote on Executive Compensation

At the Annual Meeting, the Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non- Votes
206,237,016	7,385,562	115,287	9,898,554

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

At the Annual Meeting, the Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2021.

For	Against	Abstain	Broker Non- Votes
221,287,804	2,127,740	220,875	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Dated: May 21, 2021

	By:	/s/ Kristin M. Coleman
	Name:	Kristin M. Coleman
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer